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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported: August 5, 1998

                                DUANE READE INC.
             (Exact name of Registrant as specified in its charter)

Delaware                                                    04-3164702
(state or other jurisdiction     (Commission                 (I.R.S.
incorporation or organization    file number)               employer
                                                           identification
                                                              number)

990 Ninth Avenue
New York, New York                                            10001

(Address of Principal Executive Offices)                    (zip code)

Registrant's telephone number, including area code:  (212) 273-5700


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ITEM 5.  OTHER EVENTS

         See attached press release (Exhibit A).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DUANE READE INC.


Date:  August 7, 1998      By: /s/ William J. Tennant
                               -----------------------------
                               Name:  William J. Tennant
                               Title: Chief Financial Officer





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                            [DUANE READE LOGO]




                                   EXHIBIT A

                     For:                     Duane Reade Inc.
                     Approved by:             William Tennant
                                              SVP - Chief Financial Officer
                                              (212) 273-5709

                     Contact:                 Naomi Rosenfeld/Carolyn Capaccio
                                              Michele Loguidice
                                              Press: Stacy Berns/Lauren Gargano
                                              (212) 850-5600
FOR IMMEDIATE RELEASE                         Morgen-Walke Associates, Inc.
---------------------

                   DUANE READE TO ACQUIRE ROCK BOTTOM STORES

         NEW YORK, NEW YORK, AUGUST 5, 1998 -DUANE READE, INC. (NYSE: DRD) announced today that it has signed a definitive agreement under which Duane Reade will acquire the operating assets of Rock Bottom Stores, Inc., a leading drug retailer operating 38 stores primarily in the outerboroughs of New York City. The purchase price of the transaction is approximately $30 million dollars plus the net value of inventory at closing, which is currently expected to be $31 million dollars. Pending Hart-Scott-Rodino approval, the transaction is expected to be consummated within the next 45 to 60 days.

         Duane Reade will acquire Rock Bottom's 38 stores located throughout Brooklyn, Queens, Staten Island, Nassau and Suffolk counties, which generated approximately $225 million in sales during the fiscal year ended January 1998. "We are very pleased with the addition of these stores," said Anthony Cuti, Chairman, President and Chief Executive Officer of Duane Reade. "This acquisition is consistent with our overall plan for expansion in the metro New York market."

         Founded in 1960, Duane Reade is the largest drug store chain in the metropolitan New York City area. As of June 27, 1998 the Company operated 84 full service stores.

         Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from forecasted or expected results. Those risks include, among other things, the competitive environment in the drugstore industry in general and in the Company's specific market area, inflation, changes in costs of goods and services and economic conditions in general and in the Company's specific market area. Those and other risks are more fully described in the Company's filings with the Securities and Exchange Commission

                                     # # #



                     The Number One Drug Chain in New York
Executive Offices: 440 9th Avenue, New York, N.Y. 10001, Telephone 212-273-5700
          Member of NACDS o National Association of Chain Drug Stores